Warrant to Purchase 3,000,000 shares of the Common Stock of



ACCELR8 TECHNOLOGY CORPORATION.

     This is to certify that, for value received, Thomas V. Geimer, or his assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Accelr8 Technology Corporation, a Colorado corporation ("Company"), up to 3,000,000 shares of the Company's no par value Common Stock ("Stock"), at a purchase price of $.06 per share during the period this Warrant is exercisable.

     The number of shares of Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Stock may be adjusted periodically as hereinafter set forth. The shares of Stock deliverable upon such exercise, and as adjusted periodically are hereinafter sometimes referred to as "Warrant Stock" and the purchase price of a share of Stock in effect at any time and as adjusted periodically, is hereinafter sometimes referred to as the "Exercise Price." The term "Warrant" as used herein shall include this Warrant and any Warrant issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

     (a) EXERCISE OF WARRANT. Subject to the provisions of Section (j) hereof, this Warrant may be exercised in whole or in part commencing on October 25, 1990 and terminating at the close of business on December 31, 1997, or if that date is a legal holiday or otherwise not a business day, then on the next succeeding business day, "Exercise Period," by presentation and surrender of this Warrant to the Company or at the office of its Warrant Agent, if any, with the Warrant Subscription Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes, if any, applicable upon such exercise.

     If this Warrant should be exercised in part only, the right of the Holder to purchase the balance of the shares purchasable hereunder on the terms specified herein shall terminate as of the end of the Exercise Period. Upon receipt by the Company of this Warrant at the office of the Company or its Warrant Agent, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to the Holder.

     (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of its Stock as shall be required for issuance or delivery upon exercise of this Warrant.


     (c) FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant, nor shall the Company be liable to the Holder for the value of any fractional shares not issuable pursuant to the exercise of this Warrant.

     (d) EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender at the office of the Company or its Warrant Agent, if any, for other Warrants of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Stock purchasable hereunder. This Warrant may be sold, transferred, assigned or hypothecated at any time as long as any and every assignment is effected in compliance with the Securities Act of 1933 and all other applicable state securities laws.

     Any such assignment shall be made by surrender of this Warrant at the office of the Company or its Warrant Agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall be cancelled.

     This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or its Warrant Agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof Upon receipt by the Company of evidence satisfactory to it of the loss, their, or destruction of this Warrant, and of reasonably satisfactory indemnification, and if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant with identical terms, conditions and date.

     (e) RIGHTS OF THE HOLDER The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) ANTI-DILUTION PROVISIONS

                  (1) Adjustments of Exercise Price. If the Company should at any time or from time to time hereafter issue or sell any Stock [other than: (i) Warrant Stock which may be purchased under the Warrant or (ii) stock issued upon the exercise of any options existing as of the date of this Warrant or upon exercise of options specified in (A) below], without consideration or for a consideration per share less than the Exercise Price in effect under this Warrant immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Stock outstanding immediately after such issue or sale. For purposes of this subsection (f)(1), the following provisions A to E, if occurring at any time hereafter, shall be used in adjusting the Exercise
Price:

                  (A) Options. If the Company shall grant any right to subscribe for or to purchase, or any option for the purchase of Stock or any stock or other securities convertible into or exchangeable for Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") other than employee stock options, if any, but not to exceed a total of 3,900,000 employee options or shares issuable upon exercise of such options, and the minimum price per share for which Stock is issuable, pursuant to such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible
         Securities,  the minimum aggregate amount of additional  consideration, if any,  payable upon the conversion or exchange  thereof,  by (ii) the total  maximum  number  of shares of Stock  issuable  pursuant  to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and further provided that, upon the expiration of such rights (including rights to convert or exchange) or options, (a) the number of shares of Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including right to convert or exchange) which were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the shares of Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.

                  (B) Convertible Securities. If the Company shall issue or sell any Convertible Securities, and the minimum price per share for which Stock is issuable upon conversion or exchange of such Convertible
         Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issuance of Stock so deemed to have been issued; and, further provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this subsection (f)(1), no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further provided, that, upon the termination of the right to convert or to exchange such Convertible Securities for Stock, (a) the number of shares of Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issuance only of the number of shares of Stock actually issued upon conversion or exchange of such Convertible Securities.

                  (C)  Determination of Issue Price. In case any shares of Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor, without deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of; or otherwise in connection with, the issuance thereof; shall be deemed to be the amount of cash received by the Company therefor. In case any shares of Stock, Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this subsection (f)(l), the Board of Directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Stock into securities including;, Stock shall be deemed to involve the issuance for a consideration other than cash of such Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Stock. In case any shares of Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issuance of such shares of Stock, Convertible Securities, rights or options.

                  (D) Determination of Date of Issue. In case the Company shall establish a record date for the purpose of determining which holders of Stock are entitled (i) to receive a dividend or other distribution payable in Stock or in Convertible Securities, or (ii) to subscribe for or purchase Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (E)  Treasury  Shares.  For the  purpose of this  subsection
          (f)(l), shares of Stock at ally relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.


                  (2) Adjustment of Price. Anything in this Section (f) to the contrary notwithstanding, if the Company shall issue, at any time, Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Stock, the Exercise Price shall be proportionately decreased in the case of such issuance or subdivision (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or increased in the case of such combination (on the date that such combination shall become effective).

                  (3) No Adjustment for Small Amounts.  Anything in this Section
(f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

                  (4) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

                  (5) Stock Defined for Purpose of Section (f). Whenever reference is made in this Section (f) to the issue or sale of shares of Stock, the term "Stock" shall mean the Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Stock. However, subject to the provisions of Section (i) hereof shares issuable upon exercise hereof shall include only shares of the class designated as no par value Common Stock of the Company as of the date hereof

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its Warrant Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall promptly after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment if the Holder of this Warrant does not give written notice of an objection to the Company within 15 days after such officer's certificate was mailed or hand-delivered to the Holder. If the Company is given written notice of objection, and the parties cannot reconcile the dispute, it shall be arbitrated pursuant to the laws of the State of Colorado, or as the parties otherwise agree.

     (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Stock or (ii) if the Company shall offer to the Holder of Stock for subscription or purchase by it any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (A) or (B) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (A) a record is to be taken for the purpose of such dividend, distribution or rights, or (B) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the Holder of Stock of record shall be entitled to exchange its shares of Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i) RECLASSIFICATION. REORGANIZATION OR MERGER If any reclassification, capital reorganization or other change of outstanding shares of Stock of the Company (other than a change in par value or as a result of an issuance of Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the surviving corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.

     The Company shall make provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Stock, any such issue shall be treated as an issue of Stock covered by the provisions of subsection (f)(1) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder, if the Holder of this or like Warrants does not give written notice of an objection to the Company within 15 days after such officer's certificate referred to in Section (g) was mailed or hand-delivered to the Holder. If the Company is given written notice of objection and the parties cannot reconcile the dispute, it shall be arbitrated pursuant to the laws of the State of Colorado or as the parties otherwise agree.

     (j) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

     The Company will cause the following legend, or one similar thereto, to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          "The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company."

     (k) APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado.

                                      ACCELR8 TECHNOLOGY CORPORATION




Dated: December 31, 1995              By: /s/ Harry J. Fleury
                                         --------------------------------------
                                           Harry J. Fleury, President

(SEAL)

ATTEST


/s/ Thomas V. Geimer
    ---------------------
    Thomas V. Geimer